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                       Consent of Independent Accountants           Exhibit 23.1

We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 (No. 333-80339), S-4 (No. 333-79673) and S-8
(No. 333-68597) of Excel Legacy Corporation of our report dated February 16, 2000 relating to the consolidated financial statements and financial statements schedules, which appear in this Form 10-K.


                                            /s/  PricewaterhouseCoopers, LLP
San Diego, California
March 28, 2000